UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 12, 2007

United Online, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-33367	77-0575839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21301 Burbank Boulevard

Woodland Hills, California 91367

(Address of principal executive offices, zip code)

(818) 287-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             OTHER EVENTS.

As previously disclosed by United Online, Inc. (the “Company”), the United States Federal Trade Commission (“FTC”) was conducting an inquiry into the business practices of the Company’s subsidiary Classmates Online, Inc. (“Classmates”), which forms a part of the Company’s Content & Media segment.  The FTC inquiry related to Classmates’ activities in the marketing and sale of subscriptions to consumers on its Classmates.com Web site, including Classmates’ autorenewal practices.  On December 12, 2007, the Company was informed by the FTC that it had closed the inquiry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2007

UNITED ONLINE, INC.

By:	/s/ Frederic A. Randall, Jr.
Name: Frederic A. Randall, Jr.
Title: Executive Vice President,
General Counsel and Secretary